UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): October 21, 2004

ASTEC INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-14714	62-0873631
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Shepherd Road

Chattanooga, Tennessee 37421

(Address of Principal Executive Offices and Zip Code)

(423) 899-5898

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-d(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

 The information, including the exhibits attached hereto, in this Current Report on Form 8-K is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed by the Company pursuant to the Securities Act of 1933, as amended, or into any other filing or document made by the Company pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of Astec Industries, Inc., dated October 21, 2004, reporting the correction of typographical errors contained in its October 20, 2004 press release.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Exhibit Description
99.1	Press Release, dated October 21, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTEC INDUSTRIES, INC.
Date: October 21, 2004	By: /s/ J. Don Brock
J. Don Brock, Chairman of the Board
and President (Principal Executive Officer)

Index to Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release, dated October 21, 2004.